UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
EMPOWER FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2022

Item 1. REPORTS TO STOCKHOLDERS
EMPOWER FUNDS, INC.
Empower Small Cap Growth Fund (Formerly Great-West Small Cap Growth Fund)
(Institutional Class and Investor Class)
Annual Report
December 31, 2022
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Lord Abbett & Co. LLC (“Lord Abbett”) and Peregrine Capital Management, Inc. (“Peregrine”)
Fund Performance
For the twelve-month period ended December 31, 2022, the Fund (Investor Class shares) returned -25.36%, relative to a -26.36% return for the Russell 2000® Growth Index, the Fund’s benchmark index.
Lord Abbett Commentary
U.S. markets faced many challenges throughout the twelve-month period ended December 31, 2022, including the spread of the Omicron variant of Covid, supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index fell -6.86% and -18.11%, respectively, while the tech-heavy Nasdaq Composite suffered even greater losses, falling -32.54%. Value stocks as represented by the Russell 3000® Value Index significantly outperformed growth stocks as represented by the Russell 3000® Growth Index (-7.98% vs -28.97%), while large cap stocks as represented by the Russell 1000® Index slightly edged out small cap stocks as represented by the Russell 2000® Index (-19.13% vs -20.44%).
To begin the twelve-month period, U.S. markets grappled with Covid cases hitting the highest levels of the pandemic, rising above 580,000 new cases in the last week of December 2021, more than doubling the previous record high. The spike in cases occurred shortly after the World Health Organization designated the newly discovered Omicron variant as a “variant of concern,” leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, amid fears that the world would succumb to a new wave of infections. However, negative sentiment quickly reversed as cases proved to be generally less severe than prior strains. Market sentiment also increased after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.
Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (“CPI”) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by the December 2021 headline CPI rising 7.0% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Rises in energy costs were even more profound, rising by more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by Covid, faced added friction with Russia’s invasion of Ukraine since Russia has been a large exporter of oil and certain minerals. Various sanctions imposed on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.
The surge in prices forced the Federal Reserve (the “Fed”) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (“bps”) hike in the federal funds rate at the March Federal Open Market Committee (“FOMC”) meeting, the first hike in more than three years. Six additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, 75 bps, and 50 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.5% by the end of the period, the highest level in 15 years. While the shift down of the pace of rate hikes supported the narrative that the Fed may begin to cut rates by the end of 2023, the Fed’s updated Summary of Economic Projections showed a more hawkish outlook, raising the outlook for the fed funds rate through 2025 from September’s forecasts - including a median forecast of 5.1% for 2023, 4.1% in 2024, and 3.1% in 2025. Fed Chair Powell also struck a hawkish tone in the press conference following the December FOMC meeting, sticking to the higher-for-longer messaging. Bond yields shot up over the period in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.
Separately, global markets faced increased geopolitical tensions due to Russia’s invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August.
Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.6% in the second quarter before growing 3.2% in the third quarter. Worries among investors that a recession was pending continued to grow, leading to a decline in the consumer confidence index to lower levels than during the height of the Covid pandemic and the global financial crisis of 2008.
Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99-day stretch of declines in U.S. gasoline prices and November CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-Covid levels. The third quarter of the 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. While third quarter earnings were slightly below expectations, comments from management generally provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.5% as of the end of December.
Security selection within the health care sector, and specifically, the pharmaceuticals industry, was a primary contributor to relative performance over the period. Leading the way was the position in Ventyx Biosciences, Inc., a clinical-stage biopharmaceutical company focused on advancing novel oral therapies for patients living with autoimmune and inflammatory disorders. After treading water for most of the year, shares of the stock significantly rose in September after the company announced positive Phase 1 trial results for VTX958, a TYK2 inhibitor which has a role in a broad range of immune-mediated diseases. The stock was also positively impacted by the FDA’s approval of Bristol-Myers Squibb’s TYK inhibitor which, as a result, reduced regulatory risk for Ventyx and similar companies. As of the end of the year, Ventyx is among the top active overweights.

Security selection within the information technology sector also contributed to relative performance over the period. Within the sector, the position in Agilysys, Inc., a developer and marketer of proprietary enterprise software and other products for the hospitality industry, was a notable contributor. Shares of the stock soared in the fourth quarter after the company reported top- and bottom-line quarterly results that were above consensus estimates. Shares also experienced tailwinds in December following the announcement of an agreement with Marriott International. Under the agreement, Agilysys will roll-out its cloud property management system software across Marriott’s United States and Canada luxury premium service hotels over the next few years. As of the end of the period, Agilysys is among the top active overweights in the portion of the Fund sub-advised by Lord Abbett.
Conversely, security selection within the consumer discretionary sector detracted from relative performance over the period. Specifically, within the hotels, restaurants, and leisure industry, the position in Sweetgreen, Inc., a fast casual restaurant chain that serves salads, was a notable detractor. Despite reporting a fourth consecutive quarter of adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) upside, shares of the stock fell in response to a surprise top-line miss. Management also cited slower urban recovery, using midtown New York City as an example that it’s still not back to 2019 levels.
Lastly, although security selection within the health care industry was a primary contributor to relative performance over the period, the position in Pulmonx Corporation, Inc., a global leader in interventional pulmonology, planning tools, and treatments for obstructive lung disease, was a notable individual detractor. Despite reporting a modest quarterly earnings beat in the fourth quarter, shares plummeted as investors reacted negatively to the company's regulatory filing to the SEC to sell up to $200 million of securities over time, which represented about 40% of the company's market cap before the filing. We subsequently exited the position following the filing.
Peregrine Commentary
The Russell 2000 Growth Index posted the worst year for small cap growth stocks since 2008. Much of the decline was driven by the Fed. The strongly hawkish position led to growing fears of a recession as the year persisted and drove strong risk aversion. On a full year basis, value outperformed growth by 11.9 percentage points. This comes after a strong year for value versus growth in 2021, marking the second year in a row of value outperformance by over 10 percentage points. For context, the last time value showed such relative strength was 2000 and 2001 in the aftermath of the dotcom bubble. From a sector perspective, this translated to more defensive and value-centric sectors like energy, consumer staples, and materials outperforming. Conversely, more traditional growth areas like healthcare and information tech underperformed the Russell 2000 Growth Index for the full year, highlighting the difficult environment for small cap growth last year.
The Peregrine sub-advised portion of the Fund outperformed the benchmark index for the full year. Returns for the year were driven by positive stock selection across the majority of sectors. Information technology was the largest contributor to active returns in the year, where positioning in more attractively valued names drove outperformance. Consumer staples holdings were also strong for the full year. Strong earnings results and the group’s perceived safety was a winning combination in the volatile market backdrop. The primary detractor was the energy sector, where our underweight was a source of relative weakness. Finally, market returns were broad-based across valuation quintiles. Reasonably valued companies led the market, which was a tailwind to our valuation sensitive, high growth process.

The views and opinions in this report were current as of December 31, 2022 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from September 10, 2015 (inception) through December 31, 2015.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2022 (unaudited)
	One Year	Five Year	Since Inception(a)(b)
Institutional Class	-25.04%	7.86%	8.27%
Investor Class	-25.36%	7.50%	7.89%
(a) Institutional Class inception date was September 10, 2015.
(b) Investor Class inception date was September 10, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2022 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	36.51%
Technology	23.21
Industrial	11.36
Consumer, Cyclical	11.02
Financial	8.41
Basic Materials	2.82
Communications	2.35
Energy	1.95
Utilities	0.19
Short Term Investments	2.18
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/22)	(12/31/22)	(07/01/22 – 12/31/22)
Institutional Class
Actual	$1,000.00	$1,023.10	$4.28
Hypothetical (5% return before expenses)	$1,000.00	$ 1,020.97	$4.28
Investor Class
Actual	$1,000.00	$ 1,021.23	$6.06
Hypothetical (5% return before expenses)	$1,000.00	$ 1,019.21	$6.06
* Expenses are equal to the Fund's annualized expense ratio of 0.84% for the Institutional Class shares and 1.19% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

EMPOWER FUNDS, INC.
EMPOWER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2022
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.82%
3,959	Carpenter Technology Corp	$ 146,245
77,587	Element Solutions Inc	1,411,307
43,527	Orion Engineered Carbons SA	775,216
7,084	Steel Dynamics Inc	692,107
		3,024,875
Communications — 2.35%
6,199	Calix Inc(a)	424,198
27,764	Ciena Corp(a)	1,415,409
1,029	Clearfield Inc(a)(b)	96,870
5,394	Fiverr International Ltd(a)	157,181
18,017	Gogo Inc(a)	265,931
12,023	Ooma Inc(a)	163,753
		2,523,342
Consumer, Cyclical — 11.00%
16,605	Academy Sports & Outdoors Inc	872,427
9,915	Bowlero Corp(a)	133,654
3,667	Burlington Stores Inc(a)	743,521
39,667	Core & Main Inc Class A(a)	765,970
4,699	Five Below Inc(a)	831,112
7,119	Fox Factory Holding Corp(a)	649,466
11,722	IAA Inc(a)	468,880
38,315	indie Semiconductor Inc Class A(a)(b)	223,376
61,708	International Game Technology PLC	1,399,537
31,682	KAR Auction Services Inc(a)	413,450
4,084	Kura Sushi USA Inc Class A(a)	194,725
39,275	Lions Gate Entertainment Corp Class B(a)	213,263
2,838	Monarch Casino & Resort Inc(a)	218,214
13,546	Ollie's Bargain Outlet Holdings Inc(a)	634,495
1,842	Oxford Industries Inc	171,638
9,010	Papa John's International Inc	741,613
15,398	Skyline Champion Corp(a)	793,151
29,085	Sonos Inc(a)	491,537
3,220	Titan Machinery Inc(a)	127,931
34,314	Topgolf Callaway Brands Corp(a)	677,702
31,244	Wabash National Corp	706,114
12,723	Warby Parker Inc Class A(a)(b)	171,633
7,339	Xponential Fitness Inc Class A(a)	168,283
		11,811,692
Consumer, Non-Cyclical — 36.46%
23,604	Adaptive Biotechnologies Corp(a)	180,335
6,947	Akoya Biosciences Inc(a)	66,483
56,270	Amicus Therapeutics Inc(a)	687,057
9,337	AMN Healthcare Services Inc(a)	960,030
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
13,156	Arcellx Inc(a)(b)	$ 407,573
14,111	ASGN Inc(a)	1,149,764
12,050	AtriCure Inc(a)	534,779
53,994	Avantor Inc(a)	1,138,733
34,872	Avid Bioservices Inc(a)	480,187
19,334	Axonics Inc(a)	1,208,955
7,596	Axsome Therapeutics Inc(a)(b)	585,879
9,024	Azenta Inc	525,377
30,031	BELLUS Health Inc(a)	246,855
22,148	BioLife Solutions Inc(a)	403,094
10,027	Blueprint Medicines Corp(a)	439,283
9,163	Chefs' Warehouse Inc(a)	304,945
40,837	Clarivate PLC(a)	340,581
9,622	CONMED Corp	852,894
1,890	Cutera Inc(a)	83,576
11,515	Cytek Biosciences Inc(a)	117,568
12,699	Cytokinetics Inc(a)	581,868
12,307	Day One Biopharmaceuticals Inc(a)(b)	264,847
29,199	elf Beauty Inc(a)	1,614,705
11,166	Esperion Therapeutics Inc(a)	69,564
7,297	FTI Consulting Inc(a)	1,158,764
9,090	Glaukos Corp(a)	397,051
11,946	GXO Logistics Inc(a)	509,975
11,047	Haemonetics Corp(a)	868,847
14,299	HealthEquity Inc(a)	881,390
12,192	ICF International Inc	1,207,618
6,746	ICON PLC(a)	1,310,410
30,140	Insmed Inc(a)	602,197
3,977	Intra-Cellular Therapies Inc(a)	210,463
10,284	Ionis Pharmaceuticals Inc(a)	388,427
22,194	Iovance Biotherapeutics Inc(a)	141,820
6,762	iRhythm Technologies Inc(a)	633,397
3,958	IVERIC bio Inc(a)	84,741
963	Karuna Therapeutics Inc(a)	189,229
5,488	Krystal Biotech Inc(a)	434,759
10,318	Lamb Weston Holdings Inc	922,016
1,509	Lantheus Holdings Inc(a)	76,899
24,669	LiveRamp Holdings Inc(a)	578,241
1,481	MGP Ingredients Inc	157,549
8,646	Monro Inc	390,799
5,277	Neurocrine Biosciences Inc(a)	630,285
2,609	Novocure Ltd(a)	191,370
18,095	Oak Street Health Inc(a)	389,223
7,343	Olink Holding AB ADR(a)	186,365
12,975	Omnicell Inc(a)	654,199
30,918	Pacific Biosciences of California Inc(a)	252,909
13,848	Pacira BioSciences Inc(a)	534,671
20,702	Performance Food Group Co(a)	1,208,790
12,012	Pliant Therapeutics Inc(a)	232,192
3,850	PROCEPT BioRobotics Corp(a)	159,929
1,566	Prometheus Biosciences Inc(a)	172,260
21,992	Remitly Global Inc(a)	251,808
7,299	Resources Connection Inc	134,156
12,792	Rocket Pharmaceuticals Inc(a)	250,339
5,063	Sarepta Therapeutics Inc(a)	656,064
27,369	Silk Road Medical Inc(a)	1,446,452

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2022
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
12,830	SpringWorks Therapeutics Inc(a)	$ 333,708
37,128	Sterling Check Corp(a)	574,370
7,841	Syndax Pharmaceuticals Inc(a)	199,553
14,409	Tandem Diabetes Care Inc(a)	647,685
17,701	TransMedics Group Inc(a)	1,092,506
12,670	Treace Medical Concepts Inc(a)	291,283
16,441	TreeHouse Foods Inc(a)	811,857
11,242	Ultragenyx Pharmaceutical Inc(a)	520,842
4,928	uniQure NV(a)	111,718
7,423	US Physical Therapy Inc	601,486
15,030	Ventyx Biosciences Inc(a)	492,834
89,055	ViewRay Inc(a)	398,966
12,501	Vita Coco Co Inc(a)(b)	172,764
4,417	WEX Inc(a)	722,842
8,801	Xenon Pharmaceuticals Inc(a)	347,023
4,764	ZipRecruiter Inc Class A(a)	78,225
		39,138,198
Energy — 1.95%
15,882	Callon Petroleum Co(a)	589,063
22,762	ChampionX Corp	659,870
16,294	Ranger Oil Corp Class A	658,767
9,462	Talos Energy Inc(a)	178,643
		2,086,343
Financial — 8.40%
48,689	BRP Group Inc Class A(a)	1,224,042
6,807	Byline Bancorp Inc	156,357
23,281	Essent Group Ltd	905,165
7,293	Evercore Inc Class A	795,520
7,640	Flywire Corp(a)	186,951
16,400	Focus Financial Partners Inc Class A(a)	611,228
16,228	NerdWallet Inc Class A(a)	155,789
11,776	Palomar Holdings Inc(a)	531,804
998	Piper Sandler Cos	129,930
27,944	Ryan Specialty Holdings Inc(a)	1,159,955
7,758	Ryman Hospitality Properties Inc REIT	634,449
20,496	Stifel Financial Corp	1,196,352
913	StoneX Group Inc(a)	87,009
14,759	Triumph Financial Inc(a)	721,272
25,625	Virtu Financial Inc Class A	523,006
		9,018,829
Industrial — 11.34%
2,807	AAR Corp(a)	126,034
10,146	Advanced Drainage Systems Inc	831,668
2,601	AeroVironment Inc(a)	222,802
6,809	Atkore Inc(a)	772,277
25,429	AZEK Co Inc(a)	516,717
9,543	Boise Cascade Co	655,318
6,086	Chart Industries Inc(a)	701,290
8,803	Dycom Industries Inc(a)	823,961
Shares		Fair Value
Industrial — (continued)
9,940	Heritage-Crystal Clean Inc(a)	$ 322,851
11,552	Itron Inc(a)	585,109
14,557	Knight-Swift Transportation Holdings Inc	762,932
55,510	Kratos Defense & Security Solutions Inc(a)	572,863
10,961	Masonite International Corp(a)	883,566
14,920	Mercury Systems Inc(a)	667,521
3,748	Montrose Environmental Group Inc(a)	166,374
10,931	Napco Security Technologies Inc(a)	300,384
2,021	NV5 Global Inc(a)	267,419
1,406	OSI Systems Inc(a)	111,805
28,537	Schneider National Inc Class B	667,766
8,577	Sight Sciences Inc(a)	104,725
14,720	SPX Technologies Inc(a)	966,368
10,630	Vicor Corp(a)	571,362
27,009	Zurn Elkay Water Solutions Corp	571,240
		12,172,352
Technology — 23.17%
7,012	Agilysys Inc(a)	554,930
11,797	Arteris Inc(a)	50,727
4,770	Avid Technology Inc(a)	126,834
31,156	AvidXchange Holdings Inc(a)	309,691
19,220	Black Knight Inc(a)	1,186,836
42,642	Box Inc Class A(a)	1,327,445
3,081	CEVA Inc(a)	78,812
28,918	Confluent Inc Class A(a)	643,136
6,685	CyberArk Software Ltd(a)	866,710
25,236	DoubleVerify Holdings Inc(a)	554,183
26,281	Evolent Health Inc Class A(a)	737,971
15,514	FormFactor Inc(a)	344,876
23,447	HashiCorp Inc Class A(a)(b)	641,041
4,313	Impinj Inc(a)	470,893
9,357	Integral Ad Science Holding Corp(a)	82,248
39,066	Jamf Holding Corp(a)	832,106
48,708	JFrog Ltd(a)	1,038,942
25,793	KBR Inc	1,361,870
15,637	Lumentum Holdings Inc(a)	815,782
29,893	Nutanix Inc Class A(a)	778,713
10,092	Onto Innovation Inc(a)	687,164
45,259	PagerDuty Inc(a)	1,202,079
13,729	PAR Technology Corp(a)(b)	357,915
25,803	Phreesia Inc(a)	834,985
14,576	PowerSchool Holdings Inc Class A(a)	336,414
20,718	Privia Health Group Inc(a)	470,506
13,430	PTC Inc(a)	1,612,137
11,485	Rambus Inc(a)	411,393
9,194	Silicon Motion Technology Corp ADR	597,518
13,424	Sprout Social Inc Class A(a)	757,919
21,735	SS&C Technologies Holdings Inc	1,131,524
5,590	Synaptics Inc(a)	531,944

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2022
Shares		Fair Value
Technology — (continued)
7,066	Teradyne Inc	$ 617,215
23,891	Varonis Systems Inc(a)	571,951
46,715	Veradigm Inc(a)	824,053
50,017	Verra Mobility Corp(a)	691,735
13,581	Yext Inc(a)	88,684
54,548	Zuora Inc Class A(a)	346,925
		24,875,807
Utilities — 0.19%
3,591	Ameresco Inc Class A(a)	205,190
TOTAL COMMON STOCK — 97.68% (Cost $106,953,452)		$104,856,628
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 2.18%
$996,532	Undivided interest of 0.91% in a repurchase agreement (principal amount/value $109,701,194 with a maturity value of $109,753,607) with RBC Capital Markets Corp, 4.30%, dated 12/31/22 to be repurchased at $996,532 on 1/3/23 collateralized by various U.S. Government Agency securities, 2.00% - 6.00%, 9/1/24 - 10/20/52, with a value of $111,895,218.(c)	996,532
996,532	Undivided interest of 0.92% in a repurchase agreement (principal amount/value $108,937,825 with a maturity value of $108,989,873) with Bank of America Securities Inc, 4.30%, dated 12/31/22 to be repurchased at $996,532 on 1/3/23 collateralized by Federal National Mortgage Association securities, 1.50% - 6.50%, 5/1/37 - 5/1/58, with a value of $111,116,581.(c)	996,532
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$348,228	Undivided interest of 5.03% in a repurchase agreement (principal amount/value $6,934,084 with a maturity value of $6,937,358) with Citigroup Global Markets Inc, 4.25%, dated 12/31/22 to be repurchased at $348,228 on 1/3/23 collateralized by U.S. Treasury securities, 0.00% - 4.50%, 4/11/23 - 10/31/29, with a value of $7,072,766.(c)	$ 348,228
TOTAL SHORT TERM INVESTMENTS — 2.18% (Cost $2,341,292)		$ 2,341,292
TOTAL INVESTMENTS — 99.86% (Cost $109,294,744)		$107,197,920
OTHER ASSETS & LIABILITIES, NET — 0.14%		$ 152,671
TOTAL NET ASSETS — 100.00%		$107,350,591

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2022.
(c)	Collateral received for securities on loan.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2022
Empower Small Cap Growth Fund
ASSETS:
Investments in securities, fair value (including $2,271,695 of securities on loan)(a)	$104,856,628
Repurchase agreements, fair value(b)	2,341,292
Cash	3,208,753
Dividends receivable	14,950
Subscriptions receivable	3,095
Receivable for investments sold	33,919
Total Assets	110,458,637
LIABILITIES:
Payable for director fees	8,131
Payable for investments purchased	199,508
Payable for other accrued fees	50,487
Payable for shareholder services fees	1,650
Payable to investment adviser	66,147
Payable upon return of securities loaned	2,341,292
Redemptions payable	440,831
Total Liabilities	3,108,046
NET ASSETS	$107,350,591
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$1,176,420
Paid-in capital in excess of par	110,814,845
Undistributed/accumulated deficit	(4,640,674)
NET ASSETS	$107,350,591
NET ASSETS BY CLASS
Investor Class	$5,602,154
Institutional Class	$101,748,437
CAPITAL STOCK:
Authorized
Investor Class	15,000,000
Institutional Class	60,000,000
Issued and Outstanding
Investor Class	629,460
Institutional Class	11,134,735
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$8.90
Institutional Class	$9.14
(a) Cost of investments	$106,953,452
(b) Cost of repurchase agreements	$2,341,292
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2022
Empower Small Cap Growth Fund
INVESTMENT INCOME:
Income from securities lending	$27,656
Dividends	444,462
Foreign withholding tax	(1,028)
Total Income	471,090
EXPENSES:
Management fees	945,655
Shareholder services fees – Investor Class	21,518
Audit and tax fees	32,196
Custodian fees	36,959
Directors fees	34,044
Legal fees	10,169
Pricing fees	604
Registration fees	28,814
Transfer agent fees	8,095
Other fees	13,396
Total Expenses	1,131,450
Less amount waived by investment adviser	155,131
Net Expenses	976,319
NET INVESTMENT LOSS	(505,229)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(886,641)
Net Realized Loss	(886,641)
Net change in unrealized depreciation on investments	(32,923,752)
Net Change in Unrealized Depreciation	(32,923,752)
Net Realized and Unrealized Loss	(33,810,393)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(34,315,622)
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2022 and December 31, 2021
Empower Small Cap Growth Fund	2022	2021
OPERATIONS:
Net investment loss	$(505,229)	$(679,898)
Net realized gain (loss)	(886,641)	23,187,537
Net change in unrealized depreciation	(32,923,752)	(5,086,451)
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,315,622)	17,421,188
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(236,409)	(1,505,768)
Institutional Class	(3,866,497)	(24,641,213)
From Net Investment Income and Net Realized Gains	(4,102,906)	(26,146,981)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	1,410,282	4,036,622
Institutional Class	25,723,271	32,678,458
Shares issued in reinvestment of distributions
Investor Class	236,409	1,505,768
Institutional Class	3,866,497	24,641,213
Shares redeemed
Investor Class	(1,605,326)	(5,207,162)
Institutional Class	(19,808,615)	(32,657,935)
Net Increase in Net Assets Resulting from Capital Share Transactions	9,822,518	24,996,964
Total Increase (Decrease) in Net Assets	(28,596,010)	16,271,171
NET ASSETS:
Beginning of year	135,946,601	119,675,430
End of year	$107,350,591	$135,946,601
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	147,059	276,015
Institutional Class	2,574,291	2,232,350
Shares issued in reinvestment of distributions
Investor Class	26,021	115,849
Institutional Class	414,749	1,860,227
Shares redeemed
Investor Class	(165,840)	(359,616)
Institutional Class	(1,962,816)	(2,209,762)
Net Increase	1,033,464	1,915,063
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER SMALL CAP GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$12.41	(0.08)	(3.06)	(3.14)	(0.05)	(0.32)	(0.37)	$ 8.90	(25.36%)
12/31/2021	$13.40	(0.12)	1.98	1.86	(1.05)	(1.80)	(2.85)	$12.41	13.76%
12/31/2020	$10.89	(0.07)	4.00	3.93	(0.85)	(0.57)	(1.42)	$13.40	36.90%
12/31/2019	$ 8.91	(0.05)	2.48	2.43	-	(0.45)	(0.45)	$10.89	27.28%
12/31/2018	$11.59	(0.07)	(0.31)	(0.38)	(0.62)	(1.68)	(2.30)	$ 8.91	(2.99%)
Institutional Class
12/31/2022	$12.68	(0.04)	(3.13)	(3.17)	(0.05)	(0.32)	(0.37)	$ 9.14	(25.04%)
12/31/2021	$13.59	(0.07)	1.99	1.92	(1.03)	(1.80)	(2.83)	$12.68	14.03%
12/31/2020	$11.02	(0.04)	4.08	4.04	(0.90)	(0.57)	(1.47)	$13.59	37.51%
12/31/2019	$ 8.99	(0.02)	2.51	2.49	(0.01)	(0.45)	(0.46)	$11.02	27.69%
12/31/2018	$11.68	(0.03)	(0.32)	(0.35)	(0.66)	(1.68)	(2.34)	$ 8.99	(2.72%)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment loss to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Supplemental Data and Ratios
Investor Class
12/31/2022	$ 5,602	1.75%	1.19%	(0.78%)	60%
12/31/2021	$ 7,720	1.60%	1.19%	(0.85%)	60%
12/31/2020	$ 7,908	1.67%	1.19%	(0.67%)	80%
12/31/2019	$ 6,521	1.66%	1.19%	(0.53%)	70%
12/31/2018	$ 6,347	1.64%	1.19%	(0.55%)	86%
Institutional Class
12/31/2022	$101,748	0.95%	0.84%	(0.43%)	60%
12/31/2021	$128,226	0.91%	0.84%	(0.50%)	60%
12/31/2020	$111,767	0.92%	0.84%	(0.32%)	80%
12/31/2019	$ 98,861	0.92%	0.84%	(0.16%)	70%
12/31/2018	$ 64,652	0.95%	0.84%	(0.20%)	86%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER SMALL CAP GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Empower Funds, Inc. (Empower Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Empower Funds presently consists of forty-five funds. Interests in the Empower Small Cap Growth Fund (the Fund) are included herein.
The investment objective of the Fund is to seek long-term capital appreciation. The Fund is diversified as defined in the 1940 Act.  The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Empower Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.  Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Empower Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Empower Capital Management, LLC (ECM or the Adviser), to complete valuation determinations under those policies and procedures. Effective September 8, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors approved the Adviser as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s investments, subject to oversight by the Board of Directors.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Annual Report - December 31, 2022

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2022, all of the Fund’s investments are valued using Level 1 inputs, except for Short Term Investments, which are valued using Level 2 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Annual Report - December 31, 2022

Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	2022	2021
Ordinary income	$591,807	$9,479,127
Long-term capital gain	3,511,099	16,667,854
	$4,102,906	$26,146,981
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the Fund has reclassified $513,818 from Undistributed/accumulated earnings to Paid-in capital for December 31, 2022. Net assets of the Fund were unaffected by the reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	28,471
Capital loss carryforwards	—
Post-October losses	—
Net unrealized depreciation	(4,669,145)
Tax composition of capital	$(4,640,674)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2022 were as follows:
Federal tax cost of investments	$111,867,065
Gross unrealized appreciation on investments	13,726,542
Gross unrealized depreciation on investments	(18,395,687)
Net unrealized depreciation on investments	$(4,669,145)
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Empower Funds entered into an investment advisory agreement with ECM, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (Empower of America). As compensation for its services to Empower Funds, the Adviser receives monthly compensation at the annual rate of 0.83% of the Fund’s average daily net assets up to $1 billion dollars, 0.78% of the Fund’s average daily net assets over $1 billion dollars and 0.73% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.

Annual Report - December 31, 2022

The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.84% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2023 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2022, the amounts subject to recoupment were as follows:
Expires December 31, 2023	Expires December 31, 2024	Expires December 31, 2025	Recoupment of Past Reimbursed Fees by the Adviser
$113,401	$120,127	$155,131	$0
The Adviser and Empower Funds entered into sub-advisory agreements with Peregrine Capital Management LLC and Lord, Abbett & Co LLC. The Adviser is responsible for compensating the Sub-Adviser for its services.
Empower Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of ECM and subsidiary of Empower of America. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the share class.
Empower Financial Services, Inc. (the Distributor), is a wholly-owned subsidiary of Empower of America and the principal underwriter to distribute and market the Fund.
Certain officers of Empower Funds are also directors and/or officers of Empower of America or its subsidiaries. No officer or interested director of Empower Funds receives any compensation directly from Empower Funds. The total compensation paid to the independent directors with respect to all forty-five funds for which they serve as directors was $1,258,500 for the fiscal year ended December 31, 2022.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $71,133,712 and $66,963,464, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2022, the Fund had securities on loan valued at $2,271,695 and received collateral as reported on the Statement of Assets and Liabilities of $2,341,292 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2022, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.

Annual Report - December 31, 2022

5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2022, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Empower Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Empower Small Cap Growth Fund (the “Fund”), one of the funds of Empower Funds, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2023
We have served as the auditor of one or more Empower investment companies since 1982.

Annual Report - December 31, 2022

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2022, 6% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Annual Report - December 31, 2022

Fund Directors and Officers
Empower Funds is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Empower Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 79	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Director, Gold, Inc; Member, Colorado State Fair Board Authority; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners LLC; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Director, Colorado State Housing Board; and former Director, Grand Junction Housing Authority; Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 68	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 79	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A
Interested Director*****
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”); President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 66	Chief Compliance Officer	Since 2016	Head of Compliance, Empower Investments, Empower; Chief Compliance Officer, ECM and EAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 48	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Empower; Vice President and Counsel, ECM; Secretary, Empower of America; Corporate Secretary, Empower of NY; formerly, Vice President & Counsel, Empower Funds; Vice President, Counsel & Secretary, EAG & EFSI	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 47	Treasurer	Since 2016 (Assistant Treasurer) Since 2021 (as Treasurer)	Vice President, Fund Administration, Empower; Treasurer, ECM; Vice President & Treasurer, Empower Trust Company, LLC (“ETC”); formerly, Assistant Treasurer Empower Funds & ETC	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 55	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Administration, Empower; Assistant Treasurer, ECM; Assistant Vice President and Assistant Treasurer, ETC	N/A	N/A
Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 42	Derivatives Risk Manager	Since 2022	Assistant Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A
* A Director who is not an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) is referred to as an “Independent Director.”
** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2024. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Core Strategies: Inflation-Protected

Securities, Empower Inflation-Protected Securities and Empower Mid Cap Value Funds; and a Sub-Adviser of the Empower Core Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Empower International Value Fund, (2) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Virtus Fixed Income Advisers, LLC, a Sub-Adviser of the Empower Multi-Sector Bond Fund, and (3) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Empower Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** An “Interested Director” refers to a Director who is an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) by virtue of their affiliation with ECM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Empower Funds and its Directors is available in the Empower Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://www.greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Empower Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. Empower Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Empower Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Empower Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $996,300 for fiscal year 2021 and $1,031,500 for fiscal year 2022.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $40,000 for fiscal year 2021 and $42,000 for fiscal year 2022. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2021 and $0 for fiscal year 2022.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Empower Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Empower Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Empower Funds that is responsible for the financial reporting or operations of Empower Funds was employed by those auditors and participated in any capacity in an audit of Empower Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Empower Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Empower Funds’ auditors will not provide the following non-audit services to Empower Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Empower Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the

1No pre-approval is required as to non-audit services provided to Empower Funds if: (a) the aggregate amount of all non-audit services provided to Empower Funds constitute not more than 5% of the total amount of revenues paid by Empower Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Empower Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Empower Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Empower Funds’ auditors to (a) Empower Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2021 equaled $2,255,405 and for fiscal year 2022 equaled $1,022,840.
(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Empower Funds, Empower Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Empower Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Empower Funds’ primary investment adviser.

another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
EMPOWER FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2023